Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes

Note 13: Income Taxes

The Company’s provision for income taxes differs from applying the statutory U.S. federal income tax rate to income before taxes. The primary difference results from providing for state income taxes and from deducting certain expenses for financial statement purposes but not for federal income tax purposes.

The components of the income tax provision are as follows:

	Year Ended December 31,
	2011 - Restated	2010 - Restated
Current:
Federal	$-	$-
State	-	-
Total current	-	-
Deferred:
Federal	(1,935,400)	(258,694)
State	(536,230)	(73,710)
Total deferred	(2,471,630)	(332,404)
	$(2,471,630)	$(332,404)

The reconciliation of income tax attributable to operations computed at the U.S. Federal statutory income tax rate of 35% for 2011 and for 2010 to income tax expense is as follows:

	Year Ended December 31,
	2011 - Restated	2010 - Restated

Statutory Federal tax rate	-35.0%	-35.0%
Increase (decrease) in tax rate resulting from:
Statutory rate change and other	3.3%	-0.3%
U.S. state taxes, net of federal benefit	-5.3%	-5.3%
Nondeductible meals & entertainment expense	-0.1%	1.0%
Effective tax rate	-37.1%	-39.6%

Deferred tax components are as follows:

	At December 31,
	2011 - Restated	2010 - Restated

Deferred tax assets:
Accrued liability for vacation	$300,170	$30,773
Net Operating Loss	2,518,607	716,894
Stock Compensation Expense	622,568	66,826
Total deferred tax assets	3,441,345	814,493
Valuation allowance	-
Net deferred tax assets	3,441,345	814,493

Deferred tax liabilities:
Depreciation	(817,402)	(592,531)
481(a) Adjustment - Cash To Accrual	(139,296)	(208,945)
Total deferred tax liabilities	(956,698)	(801,476)
Net deferred tax assets	$2,484,647	$13,017

The ultimate realization of deferred tax assets is dependent upon the existence, or generation, of taxable income in the periods when those temporary differences and net operating loss carryovers are deductible. Management considers the scheduled reversal of deferred tax liabilities, taxes paid in carryover years, projected future taxable income, available tax planning strategies, and other factors in making this assessment. Based on available evidence, management believes it is more likely than not that all of the deferred tax assets will be realized. Accordingly, the Company has not established a valuation allowance for the current year.

At December 31, 2011 and 2010, the Company had total domestic Federal and state net operating loss carryovers of approximately $6,181,238 and $1,759,421, respectively. Federal and state net operating loss carryovers expire at various dates between 2027 and 2031, while state net operating loss carryovers expire between 2024 and 2030.

Under the Tax Reform Act of 1986, as amended, the amounts of and benefits from net operating loss carryovers and research and development credits may be impaired or limited in certain circumstances. Events which cause limitations in the amount of net operating losses that the Company may utilize in any one year include, but are not limited to, a cumulative ownership change of more than 50%, as defined, over a three year period. The Company does not believe that such an ownership change has occurred in 2011 or 2010.

The 2007 through 2011 tax years remain open to examination by the Internal Revenue Service and the 2005 to 2011 tax years remain open to the California Franchise Tax Board. These taxing authorities have the authority to examine those tax years until the applicable statute of limitations expire.

The Company did recognize interest or penalties related to income taxes for the years ended December 31, 2011 and 2010, of $569,029 and -0-, respectively.

The Company was required to change from the cash method of accounting to the full accrual method of accounting for income tax purposes for as of December 31, 2010. Accordingly, a Form 3115 was filed with the Internal Revenue Service requesting this.